UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):     October 27, 2005
                                                       -------------------------


                                LAZARD GROUP LLC
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             333-126751                                  51-0278097
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        (Commission File Number)               (IRS Employer Identification No.)

         30 ROCKEFELLER PLAZA  NEW YORK, NEW YORK                      10020
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         (Address of Principal Executive Offices)                    (Zip Code)

                                  212-632-6000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         On October 27, 2005, Lazard Group LLC issued a press release announcing that it has completed its offer to exchange an aggregate principal amount of up to $550,000,000 of its outstanding 7.125% Senior Notes due 2015 for an equal principal amount of its 7.125% Senior Notes due 2015 registered under the Securities Act of 1933, as amended. The exchange offer expired at 12:00 a.m., midnight, New York City time, on October 26, 2005, and Lazard Group accepted the tendered notes shortly thereafter. A copy of the press release is included as an exhibit to this Form 8-K and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
         (c)   EXHIBITS

Exhibit           Description
-------           -----------

99.1 Press release dated October 27, 2005 announcing completion of exchange offer

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  October 27, 2005

                                       LAZARD GROUP LLC



                                       By:  /s/ Scott D. Hoffman
                                          --------------------------------------
                                       Name:    Scott D. Hoffman
                                       Title:   Managing Director and General
                                                Counsel

                                INDEX TO EXHIBITS


Exhibit           Description
-------           -----------

99.1 Press release dated October 27, 2005 announcing completion of exchange offer